Execution Copy

STOCK PLEDGE AGREEMENT

THIS STOCK PLEDGE AGREEMENT (this “Agreement”) is dated as of May 14, 2010, by and between VIASPACE GREEN ENERGY, INC., a British Virgin Islands corporation (the “Pledgor”), and SUNG HSIEN CHANG (the “Noteholder”).

W I T N E S S E T H:

WHEREAS, pursuant to a Secured Promissory Note, dated as of the 14th day of May, 2010 (as the same may be amended, modified or supplemented from time to time, the “Secured Note”) issued by the Pledgor in favor of the Noteholder; and

WHEREAS, the Pledgor agreed to secure its obligations under the Secured Note in accordance with the terms of this Agreement and the other applicable Security Documents (as defined in the Secured Note) .

NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions. Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to such terms in the Secured Note.

2. Pledge and Grant of Security Interest. To secure the prompt payment and performance in full when due, whether by lapse of time or otherwise, of the Secured Obligations (as defined in Section 3 hereof), Pledgor hereby pledges and assigns to the Noteholder and grants to the Noteholder, a continuing security interest in any and all right, title and interest of Pledgor in and to the following, whether now owned or existing or owned, acquired or arising hereafter (collectively, the “Pledged Collateral”):

(a) Pledged Shares. All of the issued and outstanding shares of capital stock (the “Shares”) of Inter-Pacific Arts Corp., a company organized under the laws of the British Virgin Islands (the “Subsidiary”) (all certificates representing such shares and all options and other rights, contractual or otherwise, with respect thereto, collectively the “Pledged Shares”). In no event shall Pledgor cause, authorize, approve or permit Subsidiary to issue, sell, convey, transfer, grant or otherwise encumber or otherwise grant any right or other Lien in or on any of its Shares in favor of any Person without the prior written consent of Noteholder.

(b) Additional Shares. All of the issued and outstanding shares of capital stock of any subsidiary organized in a jurisdiction outside of the United States and the that number of issued and outstanding shares of capital stock held by Pledgor of any subsidiary organized in a jurisdiction inside the United States, which is hereafter formed or acquired by Pledgor or is a successor to Pledgor, including, without limitation, the certificates representing such shares.

(c) Other Equity Interests. Any and all other equity interests of Pledgor in any direct or indirect subsidiary of the Pledgor.

(d) Proceeds. All proceeds and products of the foregoing (other than dividends and interest permitted to be received, retained and used by Pledgor pursuant to Section 7(f) hereof), however and whenever acquired and in whatever form.

Without limiting the generality of the foregoing, it is hereby specifically understood and agreed that Pledgor may, with the prior written consent of the Noteholder, from time to time hereafter deliver additional shares of stock to the Noteholder as collateral security for the Secured Obligations. Upon delivery to the Noteholder, such additional shares of stock shall be deemed to be part of the Pledged Collateral and shall be subject to the terms of this Agreement whether or not Schedule 1 is amended to refer to such additional shares.

3. Security for Secured Obligations. The security interest created hereby in the Pledged Collateral constitutes continuing collateral security for all money which Pledgor is or at any time may become actually or contingently liable to pay to or for the account of Noteholder for any reason whatever under the Secured Note (collectively, the “Secured Obligations”).

4. Delivery of the Pledged Collateral. Pledgor hereby agrees that:

(a) Certificates. Pledgor shall deliver to the Noteholder (i) simultaneously with or prior to the execution and delivery of this Agreement, all certificates representing the Pledged Shares and (ii) promptly upon the receipt thereof by or on behalf of Pledgor, all other certificates and instruments constituting Pledged Collateral. Prior to delivery to the Noteholder, all such certificates and instruments constituting Pledged Collateral shall be held in trust by Pledgor for the benefit of the Noteholder pursuant hereto. All such certificates shall be delivered in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, in form provided in Schedule 2 attached hereto.

(b) Additional Securities. If Pledgor shall receive by virtue of its being or having been the owner of any Pledged Collateral, any (i) stock certificate, including without limitation, any certificate representing a stock dividend or distribution in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares, stock splits, spin-off or split-off, promissory notes or other instrument; (ii) option or right, whether as an addition to, substitution for, or an exchange for, any Pledged Collateral or otherwise; (iii) dividends payable in securities; or (iv) distributions of securities in connection with a partial or total liquidation, dissolution or reduction of capital, capital surplus or paid-in surplus, then Pledgor shall receive such stock certificate, instrument, option, right or distribution in trust for the benefit of the Noteholder, shall segregate it from Pledgor’s other property and shall deliver it forthwith to the Noteholder in the exact form received together with any necessary endorsement and/or appropriate stock power duly executed in blank substantially in the form provided in Schedule 2, to be held by the Noteholder as Pledged Collateral and as further collateral security for the Secured Obligations.

(c) Financing Statements. Pledgor hereby authorizes the Noteholder to file such UCC financing statements the Noteholder may reasonably deem appropriate in order to perfect and protect the security interest created hereby in the Pledged Collateral.

5. Representations and Warranties. Pledgor hereby represents and warrants to the Noteholder, that so long as the Secured Note is in effect or any amounts payable thereunder shall remain outstanding:

(a) Authorization of Pledged Shares. The Pledged Shares are duly authorized and validly issued, are fully paid and nonassessable and are not subject to the preemptive rights of any person or entity. All other shares of stock constituting Pledged Collateral will be duly authorized and validly issued, fully paid and nonassessable and not subject to the preemptive rights of any person or entity. Pledgor owns the capital stock of the corporations listed on Schedule I attached hereto as and to the extent so described therein.

(b) Title. Pledgor has good and indefeasible title to the Pledged Collateral and will at all times be the legal and beneficial owner of the Pledged Collateral free and clear of any lien or other encumbrance, except for any security interests in favor of Noteholder. There exists no “adverse claim” within the meaning of Section 8-302 of the Uniform Commercial Code as in effect in the State of Georgia (the “UCC”) with respect to the Pledged Shares.

(c) Exercising of Rights. The exercise by the Noteholder of its rights and remedies hereunder does not violate any law or governmental regulation or any material contractual restriction binding on or affecting Pledgor or any of its property.

(d) Pledgor’s Authority. No authorization, approval or action by, and no notice or filing with any governmental authority or with the issuer of any Pledged Stock is required either (i) for the pledge made by Pledgor or for the granting of the security interest by Pledgor pursuant to this Agreement; or (ii) for the exercise by the Noteholder of its rights and remedies hereunder (except as may be required by laws affecting the offering and sale of securities).

(e) Security Interest/Priority. This Agreement creates a valid security interest in favor of the Noteholder in the Pledged Collateral. The taking possession by the Noteholder of the certificates representing the Pledged Shares and all other certificates and instruments constituting Pledged Collateral will perfect and establish the first priority of the Noteholder’s security interest in the Pledged Shares and in all other Pledged Collateral represented by Pledged Shares and instruments securing the Secured Obligations. Except as set forth in this Section 5(e), no action is necessary to perfect or otherwise protect such security interest in the Pledged Shares and Pledged Collateral represented by certificates.

6. Covenants. Pledgor hereby covenants that so long as the Secured Note is in effect or any Secured Obligations remains unpaid, Pledgor shall:

(a) Books and Records. Mark its books and records (and shall cause the issuer of the Pledged Shares to mark its books and records) to reflect the security interest granted to the Noteholder pursuant to this Agreement.

(b) Defense of Title. Warrant and defend title to and ownership of the Pledged Collateral at its own expense against the claims and demands of all other parties claiming an interest therein, keep the Pledged Collateral free from all liens and security interests, except for those in favor of Noteholder, and not sell, exchange, transfer, assign, lease or otherwise dispose of Pledged Collateral or any interest therein.

(c) Further Assurances. Promptly execute and deliver at its expense all further instruments and documents and take all further action that may be reasonably necessary and desirable or that the Noteholder may reasonably request in order to (i) perfect and protect the security interest created hereby in the Pledged Collateral; (ii) enable the Noteholder to exercise and enforce its rights and remedies hereunder in respect of the Pledged Collateral; and (iii) otherwise effect the purposes of this Agreement, including, without limitation and if requested by the Noteholder, delivering to the Noteholder irrevocable proxies in respect of the Pledged Collateral.

(d) Amendments. Not make or consent to any amendment or other modification or waiver with respect to any of the Pledged Collateral or enter into any agreement or allow to exist any restriction with respect to any of the Pledged Collateral other than pursuant hereto or as may be permitted under the Secured Note.

(e) Compliance with Securities Laws. File all reports and other information now or hereafter required to be filed by Pledgor with the United States Securities and Exchange Commission and any other state, federal or foreign agency in connection with the ownership of the Pledged Collateral.

7. Rights of the Noteholder.

(a) Power of Attorney. In addition to other powers of attorney contained herein, Pledgor hereby designates and appoints the Noteholder and each of its designees or agents as its attorney-in-fact, irrevocably and with power of substitution, with authority to take any or all of the following actions upon the occurrence and during the continuance of an Event of Default:

(i) to demand, collect, settle, compromise, adjust, give discharges and releases relating to the Pledged Collateral, all as the Noteholder may reasonably determine;

(ii) to commence and prosecute any actions at any court for the purposes of collecting any of the Pledged Collateral and enforcing any other right in respect thereof;

(iii) to defend, settle or compromise any action brought and, in connection therewith, give such discharge or release relating to the Pledged Collateral as the Noteholder may deem appropriate;

(iv) to pay or discharge taxes, liens, security interests or other encumbrances levied or placed on or threatened against the Pledged Collateral;

(v) to direct any parties liable for any payment under any of the Pledged Collateral to make payment of any and all monies due and to become due thereunder directly to the Noteholder or as the Noteholder shall direct;

(vi) to receive payment of and receipt for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Pledged Collateral;

(vii) to sign and endorse any drafts, assignments, proxies, stock powers, verifications, notices and other documents relating to the Pledged Collateral;

(viii) to exchange any of the Pledged Collateral or other property upon any merger, consolidation, reorganization, recapitalization or other readjustment of the issuer thereof and in connection therewith, deposit any of the Pledged Collateral with any depository, transfer agent, registrar or other designated agency upon such terms as the Noteholder may determine; and

(ix) to do and perform all such other acts and things as the Noteholder may reasonably deem to be necessary, proper or convenient in connection with the Pledged Collateral.

The Pledgor recognizes and agrees that this power of attorney is a power coupled with an interest and shall be irrevocable. The Noteholder shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to the Noteholder in this Agreement, and shall not be liable for any failure to do so or any delay in doing so. The Noteholder shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or its capacity as attorney-in-fact except acts or omissions resulting from its gross negligence or willful misconduct. This power of attorney is conferred on the Noteholder solely to protect, preserve and realize upon its security interest in the Pledged Collateral. The Pledgor ratifies and confirms all actions taken by the Noteholder or its agents pursuant to this power of attorney.

(b) Performance by the Noteholder of Pledgor’s Obligations. If Pledgor fails to perform any agreement or obligation contained herein, after the occurrence and during the continuance of an Event of Default, the Noteholder itself may perform, or cause performance of, such agreement or obligation, and the expenses of the Noteholder incurred in connection therewith shall be payable by the Pledgor.

(c) Assignment by the Noteholder. The Noteholder may from time to time assign this Agreement and its rights to the Pledged Collateral and any portion thereof, and the assignee shall be entitled to all of the rights and remedies of the Noteholder under this Agreement in relation thereto.

(d) The Noteholder’s Duty of Care. Other than the exercise of reasonable care to assure the safe custody of the Pledged Collateral while being held by the Noteholder hereunder, the Noteholder shall have no duty or liability to preserve rights pertaining thereto, it being understood and agreed that Pledgor shall be responsible for preservation of all rights in the Pledged Collateral, and the Noteholder shall be relieved of all responsibility for Pledged Collateral upon surrendering it or tendering the surrender of it to Pledgor. The Noteholder shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if such Pledged Collateral is accorded treatment substantially equal to that which the Noteholder accords its own property, it being understood that the Noteholder shall not have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Pledged Collateral, whether or not the Noteholder has or is deemed to have knowledge of such matters; or (ii) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral.

(e) Voting Rights in Respect of the Pledged Collateral.

(i) So long as no Event of Default (as defined herein) shall have occurred and be continuing, to the extent permitted by law, Pledgor may exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Secured Note;

(ii) Upon the occurrence and during the continuance of an Event of Default, all rights of Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to paragraph (i) of this Section shall cease and all such rights shall thereupon become vested in the Noteholder which shall thereupon have the sole right to exercise such voting and other consensual rights.

(f) Dividend Rights in Respect of the Pledged Collateral.

(i) So long as no Event of Default shall have occurred and be continuing and subject to Section 4(b) hereof, Pledgor may receive, retain and use any and all dividends (other than stock dividends and other dividends constituting Pledged Collateral which are addressed hereinabove) or interest paid in respect of the Pledged Collateral to the extent they are allowed under the Secured Note.

(ii) Upon the occurrence and during the continuance of an Event of Default:

(A) all rights of Pledgor to receive the dividends and interest payments which it would otherwise be authorized to receive, retain and use pursuant to paragraph (i) of this Section shall cease and all such shall thereupon be vested in the Noteholder which shall thereupon have sole right to receive and hold as Pledged Collateral such dividends and interest payments; and

(B) all dividends and interest payments which are received by Pledgor contrary to the provisions of paragraph (A) of this Section shall be received in trust for the benefit of the Noteholder, shall be segregated from other property or funds of Pledgor, and shall be forthwith paid over to the Noteholder as Pledged Collateral in the exact form received, to be held by the Noteholder as Pledged Collateral and as further collateral security for the Secured Obligations.

(g) Release of Pledged Collateral. The Noteholder may release any of the Pledged Collateral from this Agreement or may substitute any of the Pledged Collateral for other Pledged Collateral without altering, varying or diminishing in any way the force, effect, lien, pledge or security interest of this Agreement as to any Pledged Collateral not expressly released or substituted, and this Agreement shall continue as a lien, first priority security interest, pledge and charge on all Pledged Collateral not expressly released or substituted when any of the Secured Obligations remains outstanding with respect to the Noteholder.

8. Advances by Noteholder. On failure of Pledgor to perform any of the covenants and agreements contained herein, the Noteholder may, at its sole option and in its sole discretion, perform the same and in so doing may expend such sums as the Noteholder may reasonably deem advisable in the performance thereof, including, without limitation, the payment of any taxes, a payment to obtain a release of a lien or potential lien, expenditures made in defending against any adverse claim and all other expenditures which the Noteholder may make for the protection of the security hereof or which it may be compelled to make by operation of law. All such sums and amounts so expended shall be repayable by the Pledgor promptly upon notice thereof and demand therefor, shall constitute additional Secured Obligations and shall bear interest from the date said amounts are expended at the default rate provided in the Note. No such performance of any covenant or agreement by the Noteholder on behalf of Pledgor, and no such advance or expenditure therefor, shall relieve the Pledgor of any default under the terms of this Agreement or the other related documents. The Noteholder may make any payment hereby authorized in accordance with any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien, title or claim except to the extent such payment is being contested in good faith by Pledgor in appropriate proceedings and against which adequate reserves are being maintained in accordance with GAAP.

9. Events of Default. The occurrence of a default or event of default under the Secured Note shall be an Event of Default hereunder (“Event of Default”).

10. Remedies Upon Default. If any Event of Default shall have occurred and be continuing:

(a) Rights and Remedies. The Noteholder may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all rights and remedies of a secured party on default under the UCC or any other applicable law.

(b) Sale of Pledged Collateral. Without limiting the generality of this Section and without notice (except as provided below), the Noteholder may, in its sole discretion, sell or otherwise dispose of or realize upon the Pledged Collateral, or any part thereof, in one or more parcels, at public or private sale, at any exchange or broker’s board or elsewhere, at such price or prices and on such other terms as the Noteholder may deem commercially reasonable, for cash, credit or for future delivery or otherwise in accordance with applicable law. To the extent permitted by law, the Noteholder may in such event bid for the purchase of such securities. Pledgor agrees that any requirement of reasonable notice shall be met if notice, specifying the place of any public sale or the time after which any private sale is to be made, shall be personally served on or mailed, postage prepaid, to Pledgor in accordance with the notice provisions of the Secured Note at least 10 days before time of such sale. The Noteholder shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Noteholder may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

(c) Private Sale. The Pledgor recognizes that the Noteholder may deem it impracticable to effect a public sale of all or any part of the Pledged Shares or any of the securities constituting Pledged Collateral and that the Noteholder may, therefore, determine to make one or more private sales of any such securities to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof. Pledgor acknowledges that any such private sale may be at prices and on terms no less favorable to the seller than the prices and other terms which might have been obtained at a public sale and, notwithstanding the foregoing, agrees that such private sale per se shall not be deemed to have been made in a commercially unreasonable manner and that the Noteholder shall have no obligation to (i) register such securities for public sale under the Securities Act of 1933, as amended, or any other similar state registration laws, rules or regulations or (ii) delay sale of any such securities for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act of 1933.

(d) Retention of Pledged Collateral. The Noteholder may, after providing the notices required by Section 9-621 of the UCC or otherwise complying with the requirements of applicable law of the relevant jurisdiction, retain all or any portion of the Pledged Collateral in satisfaction of the Secured Obligations. Unless and until the Noteholder shall have provided such notices, however, the Noteholder shall not be deemed to have retained any Pledged Collateral in satisfaction of any Secured Obligations for any reason.

(e) Application of Proceeds. Upon the occurrence and during the continuance of an Event of Default, any payments in respect of the Secured Obligations and any proceeds of any Pledged Collateral, when received by the Noteholder in cash or its equivalent, will be applied in reduction of the Secured Obligations in such order as the Noteholder may determine in accordance with the Secured Note, and Pledgor irrevocably waives the right to direct the application of such payments and proceeds and acknowledges and agrees that the Noteholder shall have the continuing and exclusive right to apply and reapply any and all such payments and proceeds notwithstanding any entry to the contrary upon any of its books and records. The Pledgor shall remain liable to the Noteholder for any deficiency.

(f) Deficiency. In the event that the proceeds of any sale, collection or realization are insufficient to pay all amounts to which the Noteholder is legally entitled, the Pledgor shall be liable for the deficiency, together with interest thereon at the default rate provided in the Secured Note, together with the costs of collection and the reasonable fees of any attorneys employed by the Noteholder to collect such deficiency. Any surplus remaining after the full payment and satisfaction of the Secured Obligations shall be returned to Pledgor or to whomsoever a court of competent jurisdiction shall determine to be entitled thereto.

11. Costs of Counsel. If at any time hereafter, after the occurrence and during the continuance of an Event of Default or not, the Noteholder employs counsel to prepare or consider amendments, waivers or consents with respect to this Agreement, or to take action or make a response in or with respect to any legal or arbitral proceeding relating to this Agreement or relating to the Pledged Collateral, or to protect the Pledged Collateral or exercise any rights or remedies under this Agreement or with respect to any Pledged Collateral, then the Pledgor agrees to promptly pay upon demand any and all such reasonable costs and expenses of the Noteholder.

12. Continuing, Agreement. This Agreement shall be a continuing agreement in every respect and shall remain in full force and effect so long as any Secured Obligations shall remain unpaid, including any obligations under this Agreement or the Secured Note. Upon such termination of this Agreement, the Noteholder shall, upon the request and at the expense of Pledgor, forthwith release all of its liens and security interests hereunder. Notwithstanding the foregoing all releases and indemnities provided hereunder shall survive termination of this Agreement.

13. Amendments; Waivers; Modifications. This Agreement and the provisions hereof may not be amended, waived, modified, changed, discharged or terminated except with the written consent of all of the parties hereto.

14. Successors in Interest. This Agreement shall create a continuing security interest in the Collateral and shall be binding upon Pledgor, its successors and assigns and shall inure, together with the rights and remedies of the Noteholder hereunder, to the benefit of the Noteholder and its successors and assigns; provided, however, that Pledgor may not assign its rights or delegate its duties hereunder without the prior written consent of the Noteholder.

15. Notices. All notices required or permitted to be given under this Agreement shall be in conformance with, and be effective as provided by, the terms of the Secured Note.

16. Counterparts. This Agreement may be executed in any number of counterparts, each of which where so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

17. Headings. The headings of the sections and subsections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

18. Governing Law. All rights and liabilities hereunder shall be governed and limited by and construed in accordance with the local laws of the State of Georgia (without regard to Georgia conflicts of law principles).

19. Venue and Jurisdiction; Waiver of Jury Trial. Pledgor irrevocably submits to the exclusive jurisdiction of the courts of the State of Georgia located in the County of Cobb and the United States District Court in and for the Northern District of Georgia for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Security Agreement and the transactions contemplated thereby. Borrower irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court, irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts, and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. THE PARTIES IRREVOCABLY AND VOLUNTARILY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CONTROVERSY OR CLAIM THAT RELATES TO THIS AGREEMENT. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES ENTERING INTO THIS AGREEMENT.

20. Severability. If any provision of this Agreement is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

21. Entirety. This Agreement, the Secured Note and the other Transaction Documents represent the entire agreement of the parties hereto and thereto, and supercede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to the Transaction Documents or the transactions contemplated herein and therein.

22. Survival. All representations and warranties of Pledgor hereunder shall survive the execution and delivery of this Agreement and the Secured Note.

23. Other Security. To the extent that any of the Secured Obligations is now or hereafter secured by property other than the Pledged Collateral (including, without limitation, real property and securities owned by Pledgor), or by a guarantee, endorsement or property of any other person or entity, then the Noteholder shall have the right to proceed against such other property, guarantee or endorsement upon the occurrence of any Event of Default, and the Noteholder has the right, in its sole discretion, to determine which rights, security, liens, security interests or remedies the Noteholder shall at any time pursue, relinquish, subordinate, modify or take with respect thereto, without in any way modifying or affecting any of them or any of the Noteholder’s rights or the Secured Obligations under this Agreement or under any other of the related documents.

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IN WITNESS WHEREOF, the parties, by their officers thereunto duly authorized, have executed and delivered this Agreement as of the day and year first above written.

PLEDGOR:

VIASPACE GREEN ENERGY, INC.

By:

Name: Carl Kukkonen Title: CEO
NOTEHOLDER:
SUNG HSIEN CHANG
By:

SCHEDULE 1

Name of Subsidiary	Number of Shares	Certificate Number
Inter-Pacific Arts Corp.	35,000	COM 101

Inter-Pacific Arts Corp.	15,000	COM 102

SCHEDULE 2

Form of Irrevocable Stock Power

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers to

Sung H. Chang the following shares of capital stock of Inter-Pacific Arts Corp., a company organized under the laws of the British Virgin Islands:

No. of Shares	Certificate No.

35,000 15,000	COM 101 COM 102

and irrevocably appoints Sung H. Chang its agent and attorney-in-fact to transfer all or any part of such capital stock and to take all necessary and appropriate action to effect any such transfer. The agent and attorney-in-fact may substitute and appoint one or more persons to act for him. The effectiveness of a transfer pursuant to this stock power shall be subject to any and all transfer restrictions referenced on the face of the certificates evidencing such interest or in the certificate of incorporation or bylaws of the subject corporation, to the extent they may from time to time exist. This Stock Power is subject to the terms of that certain Pledge Agreement dated May 14, 2010.

VIASPACE GREEN ENERGY, INC.,

a British Virgin Islands corporation

By:
Name: Carl Kukkenon
Title: CEO